[ARIEL MUTUAL FUNDS(SM) LOGO]


PROSPECTUS
June 30, 2005
As amended July 12, 2005
Ariel Focus Fund

The Securities and Exchange Commission has not approved or disapproved of the shares of Ariel Focus Fund. Nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Shares of Ariel Focus Fund have been registered with the Securities and Exchange Commission and, as of the date of this prospectus, are available for public sale in the States of Illinois, Maryland, New Mexico, New York, Pennsylvania, Washington, DC and Wisconsin. Shares of this Fund will be available for public sale in the State of New Jersey beginning July 1, 2005. Shares of this Fund currently are not available for public sale in any other state or jurisdiction. Currently, the trustees, officers, employees, and consultants of Ariel Mutual Funds; directors, employees, shareholders and existing clients of the Adviser, their affiliates and family members; selected institutional investors; and all residents of the State of Illinois are eligible to purchase shares. The Adviser reserves the right to reject any offer to purchase shares.

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
OVERVIEW                                                                         3

PRINCIPAL INVESTMENT RISKS                                                       4

ANNUAL OPERATING EXPENSES                                                        6

OUR VALUE APPROACH IN-DEPTH                                                      7

INVESTMENT STRATEGY AND APPROACH                                                 8

INVESTMENT PROCESS: A FOCUS ON RESEARCH                                          9

FINANCIAL HIGHLIGHTS                                                            10

HOW THE ARIEL MUTUAL FUNDS ARE ORGANIZED                                        11

MANAGING YOUR ARIEL ACCOUNT                                                     14

SHAREHOLDER SERVICES                                                            22

MARKET TIMING                                                                   23

SUMMARY OF BUSINESS CONTINUITY PLAN                                             27

PRIVACY NOTICE                                                                  27

OVERVIEW

Ariel Focus Fund is a no-load mutual fund that seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Ariel Focus Fund invests primarily in the stocks of companies with MARKET CAPITALIZATIONS* generally in excess of $10 billion at the time of initial purchase.

Ariel Focus Fund seeks to invest in undervalued companies. These companies share several attributes that the Fund's investment adviser, Ariel Capital Management, LLC (the "Adviser"), believes should result in capital appreciation over time:

- a product or service whose strong brand franchise and loyal customer base pose formidable barriers to potential competition

-    capable, dedicated management

- a solid balance sheet with high levels of cash flow and a low burden of debt

-    a potential for future earnings growth

Ariel Focus Fund is non-diversified, which means that it is not limited under the Investment Company Act of 1940 to a percentage of assets that it may invest in any one company. The Fund could own as few as 12 securities, but generally will have approximately 20 securities in its portfolio.

The essence of the Ariel Mutual Funds' strategy is patience. Ariel Focus Fund is expected to hold investments for a relatively long period of time - typically two to five years.

* MARKET CAPITALIZATION, or "market cap," provides a ready gauge of a company's size. It is the total number of the company's outstanding shares multiplied by the current price of its stock.

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PRINCIPAL INVESTMENT RISKS

Although we make every effort to achieve Ariel Focus Fund's objective of long-term capital appreciation, we cannot guarantee we will attain that objective. You could lose money on your purchase of shares in the Fund. The table below lists some of the principal risks of investing in the Fund and the measures we take in attempting to limit those risks:

RISKS                                                  HOW ARIEL FOCUS FUND TRIES TO MANAGE THEM
---------------------------------------------------------------------------------------------------------------------
The stocks in companies held by the Fund could fall    The Fund avoids startup ventures and highly cyclical or
out of favor.                                          speculative companies, and seeks companies with solid finances and proven records.

As a non-diversified fund, the Fund will hold          The Adviser researches stocks thoroughly before purchase and
relatively few stocks; a fluctuation in one stock      monitors them continuously after purchase.
could significantly affect the Fund's overall
performance.

The general level of stock prices could decline.       The Fund buys stocks whose prices are low relative to the
                                                       Adviser's valuation of the business; such stocks have done better than the market average in past declines.

The Fund may invest up to 20% of its assets in         The Fund thoroughly researches foreign companies and the risks
securities of foreign companies. Foreign securities    of foreign investments, and expects to invest mainly in
may involve risks of currency fluctuation and          American Depository Receipts or Global Depository Receipts and
adverse developments in the foreign countries.         avoid "emerging" markets.

WHO SHOULD CONSIDER INVESTING IN THE FUNDS - AND WHO SHOULD NOT

You should consider investing in Ariel Focus Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Although past performance cannot predict future results, stock investments historically have outperformed most bond and money market investments. However, this higher return has come at the expense of greater short-term price fluctuations. Thus, you should not consider investing in the Fund if you anticipate a near-term need - typically within five years - for either the principal or the gains from your investment.

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TOTAL RETURNS, AFTER FEES AND EXPENSES

As of the date of the prospectus, the Fund does not have an operating history. Subsequent filings will show how the Fund's average annual total returns for various mandated time periods compare with those of a broad measure of market performance. Total return measures the change in the price of a mutual fund investment, assuming that all dividend income and capital gain distributions are reinvested.

These filings may compare average annual total returns for Ariel Focus Fund with standard benchmark indices: the S&P 500 INDEX* and the RUSSELL 1000 VALUE INDEX*. The indices do not represent the actual returns an investor might experience. Rather, they measure overall market returns. In addition, they do not take into account the costs of buying and selling securities or managing a stock portfolio; these costs are deducted from mutual fund returns.

An investment in Ariel Focus Fund, like any mutual fund, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

* The S&P 500 INDEX is a broad market-weighted index dominated by large-sized companies.
* The RUSSELL 1000 VALUE INDEX measures the performance of large-sized, value-oriented companies with lower price-to-earnings ratios.

ANNUAL OPERATING EXPENSES

The table below describes the Fund's fees and expenses. If you buy and hold shares in the Fund, you bear these fees indirectly.

Like Ariel Fund and Ariel Appreciation Fund, Ariel Focus Fund is a "no-load" fund. You do not pay a sales charge when you buy or sell shares.

                                                   ARIEL FOCUS FUND
                                             PERCENTAGE OF AVERAGE DAILY
                                                    NET FUND ASSETS
                                             ---------------------------
Management fees                                          0.75%
Distribution and service (12b-1) fees                    0.25%
Other expenses*                                          1.30%
                                                        -----
TOTAL ANNUAL OPERATING EXPENSES**                        2.30%
Less fee waiver or expense reimbursement                (1.05%)
                                                        =====
NET EXPENSES                                             1.25%

*Other expenses are based upon estimated operating expenses for the first fiscal year. Expenses may vary in future years.

**The Adviser is contractually committed to waive fees or reimburse expenses in order to limit the Fund's total annual operating expenses to 1.25% of net assets through the end of the fiscal year ended September 30, 2006. After that date, there is no assurance that such expenses will be limited.

* MANAGEMENT FEES cover the costs of managing the fund's investments and the costs of administration and accounting.
* 12b-1 FEES pay for promotion and distribution of fund shares and services provided to shareholders. Because these fees are paid from fund assets on an ongoing basis, these fees will increase the cost of your investment and you may pay more over time than for shares with other types of sales charge arrangements.
* OTHER EXPENSES include the costs of the custodian and transfer agent, accountants, attorneys and trustees.

EXAMPLES

The example below illustrates the expenses you would incur on a $10,000 investment in Ariel Focus Fund based on the Fund's estimated level of expenses. The example assumes that the Fund earned an annual return of 5% over the periods shown and that you redeem your shares at the end of each time period.

                                            1 YEAR         3 YEARS
                                            ------         -------
                  Ariel Focus Fund          $  127         $   617

The example is hypothetical and is presented for the purpose of comparing the Fund's expense ratios with other mutual funds. It does not represent estimates of future expenses or returns, either of which may be greater or less than the amounts depicted.

OUR VALUE APPROACH IN-DEPTH

INVESTMENT OBJECTIVE

The investment objective of Ariel Focus Fund is long-term capital appreciation. It seeks stocks whose underlying value should increase over time. Any dividend and interest income the Fund earns is incidental to its fundamental objective. Ariel Capital Management, LLC, the Fund's Investment Adviser, cannot guarantee the Fund will achieve capital appreciation in every circumstance, but we are dedicated to that objective. We believe long-term capital appreciation:

-    results from investments in UNDERVALUED* stocks.

- results from investing in companies with long histories of earnings through good and bad economic cycles.

- is more likely to be found in consistent, predictable businesses that often sell everyday goods or services and enjoy a high level of repeat sales.

-    occurs when companies have a strong position in their markets.

- is the product of a committed and experienced management team, which efficiently operates its business and delivers solid value to its customers.

* Institutional investors consider a stock UNDERVALUED when it trades at a price below what they think the business is worth. The concept is relative. Investors might judge a stock undervalued on the basis of price to earnings ratio: they pay less for a dollar of corporate earnings when they buy a particular stock than they would if they bought another stock. Or they might judge a stock undervalued on the basis of the ratio of the value of its assets to the value of its market capitalization: they pay less for a dollar of assets by buying one stock than they would if they bought another stock.

INVESTMENT STRATEGY AND APPROACH

OUR APPROACH TO INVESTING

By concentrating on the long-term, our patient approach allows us to take advantage of the great buying opportunities that frequently arise from Wall Street's excessive focus on the short-term.

We invest in QUALITY companies in industries where we have proven EXPERTISE. And we only buy when these quality businesses are selling at excellent VALUES.
The Fund will focus on favorable opportunities in medium-sized and larger companies, generally with market capitalizations in excess of $10 billion.

CONSISTENT INDUSTRIES

Our disciplined research process favors tried-and-true businesses with predictable revenues versus trendy "concept stocks." We avoid areas characterized by rapid obsolescence, as well as industries vulnerable to new competition. We prefer established businesses with mature markets, many of which produce the goods and services of everyday life.

THE RESPONSIBILITY FACTOR

We believe ethical business practices make good investment sense. In the long run, a company that adopts environmentally sound policies will face less government intrusion. A company that fosters community involvement among its employees will inspire community support. Additionally, we believe that a company that cultivates diversity is more likely to attract and recruit the best talent and broaden its markets in profitable new directions. We do not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products, the generation of nuclear energy or the manufacture of handguns. We believe these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

INVESTMENT PROCESS: A FOCUS ON RESEARCH

UNCOVERING VALUE

Our proprietary research process begins with the usual Wall Street sources - financial analysts' reports, the standard computer databases and company press releases. Digging deeper, we review more than 150 newspapers, trade periodicals and technical journals. In this way, we believe we can uncover outstanding opportunities.

We apply the same intensive research once we have identified a candidate for investment. We comb through the company's financial history and analyze its prospects. We develop independent long-range financial projections and detail the risks.

In many instances, we verify our findings first-hand by conducting on-site visits and contacting the company's suppliers and customers. When possible we also speak with a company's competitors and former employees.

We also spend as much time and effort independently assessing key executives as we do the companies for which they work. We believe the character and quality of a company's management weighs at least as heavily as any other factor in determining its success. The skill of the management team will help the company overcome unforeseen obstacles. In addition, the team's contacts and experience will alert the company to emerging opportunities.

Since 1983, we have been able to build and maintain an extensive cross section of impartial research sources. As such, we are confident that we will continue to add depth to our research process and thereby further distinguish our investigative efforts.

A LONG-TERM VIEW

We believe the market will ultimately reward the companies in which we invest, and we give them the time such recognition requires. This long-term approach means that the Fund is expected to have a low rate of TURNOVER*.

Each time a fund turns over a holding (i.e., sells one stock to buy another), it incurs transaction charges that negatively impact investment returns - the higher the turnover rate, the more negative the impact. High turnover rates can reduce investment performance while low turnover rates can enhance it. A low rate of turnover can offer yet another advantage because it may defer a fund's taxable capital gains.

* TURNOVER is an indication of how long a fund typically holds the stocks it purchases. As a product of our long-term investment strategy, the turnover rate for Ariel Focus Fund is expected to be less than 50%.

PRINCIPAL INVESTMENTS

We are demanding and selective investors. Each company we choose for our portfolio must meet all of our criteria:

- a competitive stock price relative to its peers, as well as historic market valuations

-    seasoned management

-    a solid balance sheet and sound finances

-    a leading market position

-    Only a few such companies exist at any one time.

A portfolio consisting exclusively of stocks in these companies is highly select: Ariel Focus Fund is expected to invest in approximately 20 stocks.

FOREIGN SECURITIES

Ariel Focus Fund may invest up to 20% of its net assets in foreign securities, as classified by the Adviser. Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, or through American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs") covering such securities. The Fund expects to invest in foreign securities mainly through ADRs or GDRs.

The value of foreign securities may be affected by changes in exchange rates, as well as other factors that affect securities prices. There generally is less information publicly available about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets. The Fund has not invested in, and does not currently expect to invest in, "emerging" foreign market securities.

CASH POSITIONS

At times we may maintain a larger than normal cash position in the Fund. Cash in the Fund is generally not held for defensive purposes, but is maintained while we search for compelling investments.

FINANCIAL HIGHLIGHTS

As of the date of this prospectus, the Fund does not have an operating history and therefore has no financial highlights. Financial highlights will be available in subsequent annual and semi-annual reports.

HOW THE ARIEL MUTUAL FUNDS ARE ORGANIZED

BOARD OF TRUSTEES

The Ariel Mutual Funds operate under the supervision of a Board of Trustees responsible to the shareholders of each Fund. The Trustees are:


BERT N. MITCHELL, CPA*
Chairman of the Board
Chairman and Chief Executive Officer
Mitchell & Titus, LLP

MARIO L. BAEZA, ESQ.*
Chairman, TCW/Latin America Partners, LLC
Chairman and Chief Executive Officer
The Baeza Group, LLC and Baeza & Co., LLC

JAMES W. COMPTON*
President and Chief Executive Officer
Chicago Urban League

WILLIAM C. DIETRICH, CPA*
Co-Executive Director
Shalem Institute for Spiritual Formation, Inc.

ROYCE N. FLIPPIN, JR.*
President
Flippin Associates

JOHN G. GUFFEY, JR.*
President, Aurora Press, Inc.

MELLODY L. HOBSON
President
Ariel Capital Management, LLC

CHRISTOPHER G. KENNEDY*
President, Merchandise Mart Properties, Inc.
Executive Officer, Vornado Realty Trust

MERRILLYN J. KOSIER
Executive Vice President
Ariel Capital Management, LLC

JOHN W. ROGERS, JR.
Chairman, Chief Executive Officer and Chief Investment Officer
Ariel Capital Management, LLC

* Independent Trustee

INVESTMENT ADVISER

Ariel Capital Management, LLC directly manages the investments of Ariel Focus Fund. Its investment management services include buying and selling securities on behalf of the Ariel Mutual Funds, as well as conducting the research that leads to buy and sell decisions. The firm is located at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601 (Telephone: 312-726-0140 or 800-725-0140, web
site: arielmutualfunds.com).

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreements is available in the Ariel Mutual Funds' Statement of Additional Information and in the Funds' shareholder reports.

The Adviser may make payments, out of its own assets, for distribution and/or sub-transfer agency services related to the Funds, to broker-dealers, financial intermediaries, record-keepers and other service providers. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Funds. The Statement of Additional Information provides additional information about such payments. Investors also should consult their financial intermediary regarding the details of payments such intermediaries may receive, if any, in connection with the sale of shares of the Ariel Mutual Funds.

PORTFOLIO MANAGERS

The co-portfolio managers for Ariel Focus Fund, who make the final investment decisions for the Fund, are:

- Charles K. Bobrinskoy, Vice Chairman of the Adviser. Mr. Bobrinskoy oversees the Adviser's investment team and trading operations. Prior to joining the Adviser in 2004, Mr. Bobrinskoy spent 21 years working at Citigroup, Inc.'s Global Corporate and Investment Bank and its predecessor company, Salomon Brothers, Inc., ultimately serving as Managing Director and Head of North American Investment Banking Branch Offices; and

- Timothy Fidler, Senior Vice President (Portfolio Management) and Director of Research of the Adviser. Mr. Fidler joined the Adviser in 1999 and oversees its investigative research effort by managing the firm's analysts and supervising all proprietary research conducted by the firm.

The Statement of Additional Information provides additional information about the portfolio managers, their compensation, and their ownership of shares of the Fund.

ADMINISTRATION

Ariel Capital Management, LLC is responsible for the administrative services of all Ariel Mutual Funds, including Ariel Focus Fund. These services include:

- responding to shareholder requests for information on their accounts and on the Ariel Mutual Funds in general

- preparing quarterly reports to shareholders detailing the Funds' strategies and performance

-    preparing and distributing proxy materials to shareholders

- marketing shares of the Funds through banks, brokers and other financial services firms through its wholly-owned subsidiary, Ariel Distributors, Inc.

Ariel Capital Management, LLC has engaged an independent organization, STATE STREET BANK AND TRUST COMPANY (STATE STREET), to perform day-to-day FUND ADMINISTRATION AND TAX REPORTING SERVICES, as well as to prepare reports for the Board of Trustees. STATE STREET is also the Fund's FUND ACCOUNTANT and CUSTODIAN. In this role, State Street prices the shares of the Fund daily and oversees the payment of distributions to shareholders. BOSTON FINANCIAL DATA SERVICES (BFDS), an affiliate of State Street, serves as the Fund's TRANSFER AGENT. In this role, BFDS maintains shareholder records, opens shareholder accounts, and processes buy and sell orders for shares of the Fund.

MANAGEMENT FEES

Ariel Capital Management, LLC will be paid for its investment and administration services for Ariel Focus Fund at the annual rate of 0.75% of the first $500 million of average daily net assets, declining to 0.65% of average daily net assets over $1 billion.

SHAREHOLDER STATEMENTS AND REPORTS

To keep you informed about your investments, Ariel Mutual Funds will send you various account statements, including:

- confirmation statements that verify a buy or sell transaction (except in the case of automatic purchases from bank accounts and automatic redemptions)

-    quarter-end and year-end consolidated account statements

- "The Patient Investor," our award-winning quarterly report and market commentary

- average cost statements for certain types of accounts that sold shares during the year

When we send financial reports, prospectuses and other regulatory materials to shareholders, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously.

Should you wish to receive individual copies of materials, please contact us at 1-800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

MANAGING YOUR ARIEL FOCUS FUND ACCOUNT

DOING BUSINESS WITH ARIEL

Ariel Mutual Funds shareholder services representatives are available Monday through Friday (except holidays) from 8:00 am to 5:00 pm Central Time.

BY PHONE

1-800-29-ARIEL                                -    Buy, sell or exchange shares
(1-800-292-7435)                              -    Change your address
                                              -    Check prices and account balances
                                              -    Order duplicate statements and tax forms

IN WRITING

REGULAR OR OVERNIGHT MAIL                     -    Open a new account
ARIEL DISTRIBUTORS, INC.
200 East Randolph Drive, Suite 2900
Chicago, IL 60613
(Telephone: 312-726-0140)

REGULAR MAIL                                  -    Buy, sell or exchange shares
BFDS                                          -    Change account registration
Attn: Ariel Mutual Funds                      -    Arrange for seasonal mailing addresses
P.O. Box 219121                               -    Add banking information to your account
Kansas City, MO  64121-9121                   -    Add or modify your automatic investment program

OVERNIGHT MAIL
BFDS
Attn: Ariel Mutual Funds
330 West 9th Street
Kansas City, MO  64105-1514
(Telephone: 816-843-9700)

OPENING A NEW ARIEL ACCOUNT

You can invest in Ariel Mutual Funds through several different account arrangements.

                                                     ACCOUNT MINIMUMS (PER FUND)

                                                                                         EACH
                                                                           INITIAL       SUBSEQUENT
ACCOUNT TYPE                SPECIAL FEATURES                               INVESTMENT    INVESTMENT
---------------------------------------------------------------------------------------------------
REGULAR ACCOUNT             Available as individual, joint, custodial,     $     1,000   $       50
                            trust, partnership and corporate accounts.

IRA (TRADITIONAL, ROTH,     Tax-deferred and tax-free accounts for         $       250   $       50
SEP) AND COVERDELL          retirement and education.
EDUCATION SAVINGS ACCOUNT
(ESA)                       IRA and ESA account holders will be charged
                            a $15 annual record-keeping fee or a $60
                            one-time, lifetime record-keeping fee.  The
                            fee is assessed per Social Security number
                            (not per account) and covers all your IRA
                            (Traditional, Roth, Rollover, etc.) and ESA
                            accounts in all the Ariel Mutual Funds.
                            There are no set-up fees or restrictions.

AUTOMATIC INVESTMENT        Regular, automatic investment directly from    $         0   $       50
PROGRAM                     your bank account or your paycheck to Ariel;      (waived)    per month
                            available for all types of accounts. Initial
                            minimum investment requirement waived if you
                            automatically invest a minimum of $50 per
                            month

Shares of Ariel Focus Fund have been registered with the Securities and Exchange Commission and, as of the date of this prospectus, are available for public sale in the States of Illinois, Maryland, New Mexico, New York, Pennsylvania, Washington, DC and Wisconsin. Shares of this Fund will be available for public sale in the State of New Jersey beginning July 1, 2005. Shares of this Fund currently are not available for public sale in any other state or jurisdiction. Currently, the trustees, officers, employees, and consultants of Ariel Mutual Funds; directors, employees, shareholders and existing clients of the Adviser, their affiliates and family members; selected institutional investors; and all residents of the State of Illinois are eligible to purchase shares. The Adviser reserves the right to reject any offer to purchase shares.

CHOICES FOR ACCOUNT REGISTRATION

To invest with Ariel Mutual Funds you must be a U.S. resident with a Social Security number or a tax identification number. You can open a new account in any of the following ways:

-   BY MAIL
    REGULAR OR OVERNIGHT MAIL
    ARIEL DISTRIBUTORS, INC.
    200 East Randolph Drive, Suite 2900
    Chicago, IL 60613
    (Telephone: 312-726-0140)

-   BY WIRE
    Call 1-800-292-7435 to obtain a prospectus and an account number, and wire your initial investment to:

    State Street Bank & Trust Co.
    ABA# 101003621
    Attn: Ariel Mutual Funds
    Account# 7528205
    801 Pennsylvania
    Kansas City, MO 64105-1307

CURRENT ARIEL SHAREHOLDERS MAY ALSO OPEN A NEW, IDENTICALLY REGISTERED AUTHORIZED ARIEL ACCOUNT:

-   BY MAIL
    REGULAR OR OVERNIGHT MAIL
    ARIEL DISTRIBUTORS, INC.
    200 East Randolph Drive, Suite 2900
    Chicago, IL 60613
    (Telephone: 312-726-0140)

-   BY PHONE OR WIRE
    Call 1-800-292-7435 to arrange for this transaction.

PLEASE NOTE:

- You may be asked to return an original completed and signed application for every newly registered account you open, regardless of type.

- With an Automatic Investment Program, any time a scheduled investment cannot be made because your bank account has insufficient funds, we reserve the right to charge your account $10, plus any costs incurred. We also reserve the right to close the account after two successive incidents of insufficient funds.

IMPORTANT INFORMATION ABOUT OPENING AN ACCOUNT

In accordance with the regulations issued under the USA PATRIOT Act, Ariel Mutual Funds and their transfer agent are required to obtain, verify and record information that identifies each person who applies to open an account. For this reason, when you open (or change ownership of) an account, we will ask for your name, street address (or APO/FPO), date of birth, taxpayer identification number and other information which we will verify to confirm your identity.

We are required to reject your account application if you fail to provide us with all of the required information. We will attempt to contact you or your broker to try and collect the missing information. Please note:

* If you are unable to provide the requested information or we are unable to contact you within two (2) business days, your application will be rejected and we will return your purchase check.

* If we obtain the required information from you, your investment will be accepted and you will receive the Fund price as of the date all information is received.

After your account is established, the Funds are required by law to verify your identity. If we are unable to verify your identity based on the information you provide, we reserve the right to close and liquidate your account. You will receive the Fund share price for the day your account is closed and the proceeds will be sent to you via check. Under some circumstances the Funds may be required to "freeze" your account if information matches government suspicious activity lists.

We reserve the right to hold your proceeds until the earlier of (i) fifteen (15) days after your purchase check was invested; or (ii) the date we can verify your purchase check has cleared.

ADDING TO AN EXISTING ARIEL FOCUS FUND ACCOUNT

Existing shareholders may purchase additional shares for all authorized accounts through any of the methods presented below.

                                    CONTACT US AT                           EASY INSTRUCTIONS
---------------------------------------------------------------------------------------------------------------------------
BY MAIL                             REGULAR MAIL                            Make your check payable to ARIEL MUTUAL FUNDS.
                                    BFDS                                    Send it along with the bottom of your most
                                    Attn: Ariel Mutual Funds                recent account statement or with a note that
                                    P.O. Box 219121                         includes the registered account name, account
                                    Kansas City, MO 64121-9121              number and the name of the Fund in which you
                                                                            wish to invest.
                                    OVERNIGHT MAIL
                                    BFDS
                                    Attn: Ariel Mutual Funds
                                    330 West 9th Street
                                    Kansas City, MO 64105-1514
                                    (Telephone: 816-843-9700)

BY WIRE                             1-800-292-7435 to arrange for this      Provide our shareholder services representative
                                    transaction, and wire your investment   with your name, Social Security or tax
                                    to:                                     identification number, account number and Fund
                                    State Street Bank & Trust Co.           name, as well as the name and address of the
                                    Attn: Ariel Mutual Funds                financial institution wiring the money.
                                    801 Pennsylvania
                                    Kansas City, MO 64105-1307
                                    ABA# 101003621
                                    Account# 7528205

BY PHONE                            1-800-292-7435, Option 3                By using the telephone exchange plan, provide
                                                                            our shareholder services representative with
                                                                            your name and Social Security or tax
                                                                            identification number, as well as instructions
                                                                            for purchasing additional shares.

PLEASE NOTE:

- Refer to "Determining the Price for Your Transaction" on page 24 for information regarding how the Fund share price for your purchase is determined.

- We calculate the number of shares you have purchased based on the Fund share price (net asset value) you received for your order.

- We can accept purchases only in U.S. dollars drawn on U.S. banks. We CANNOT accept cash, cash equivalents, cashier's checks, travelers checks, money orders, credit cards, credit card checks, third-party checks (except for properly endorsed IRA rollover checks), starter checks or business checks for deposit in individual accounts.

- If payment for your check or telephone purchase order does not clear, Ariel will cancel your purchase and you will be liable for any losses or fees the Fund or its transfer agent incurs.

- Broker-dealers may charge a transaction fee on the purchase or sale of Fund shares.

SELLING ARIEL FOCUS FUND SHARES

Existing shareholders may sell shares through any of the methods presented below for all authorized accounts.

                              CONTACT US AT                            EASY INSTRUCTIONS
-------------------------------------------------------------------------------------------------------------------------
BY WIRE                       1-800-292-7435 to arrange for this       Call or send us a letter with your account name
                              transaction.                             and number, as well as the number of shares you
                                                                       wish to sell or the dollar amount you wish to
                                                                       receive.  WE WILL WIRE THE PROCEEDS TO THE
                                                                       FINANCIAL INSTITUTION OF RECORD.

BY MAIL                       REGULAR MAIL                             Send us a letter with your account name and
                              BFDS                                     number, as well as the number of shares you wish
                              Attn: Ariel Mutual Funds                 to sell or the dollar amount you wish to
                              P.O. Box 219121                          receive.  A CHECK WILL BE SENT TO THE ADDRESS OF
                              Kansas City, MO 64121-9121               RECORD.

                              OVERNIGHT MAIL
                              BFDS
                              Attn: Ariel Mutual Funds
                              330 West 9th Street
                              Kansas City, MO 64105-1514
                              (Telephone: 816-843-9700)

SYSTEMATIC WITHDRAWAL         Use either of the addresses listed       Send us a letter with your account name and
                              above.                                   number, the dollar amount you wish to receive
                                                                       with each check and how often you wish to
                                                                       receive checks (monthly or quarterly). YOU MUST
                                                                       MAINTAIN A MINIMUM BALANCE OF $25,000 AND MAKE A
                                                                       MINIMUM WITHDRAWAL OF $100.

BY PHONE                      1-800-292-7435, Option 3                 Provide our shareholder services representative
                                                                       with your name, Social Security or tax
                                                                       identification number and account number. $50,000
                                                                       IS THE MAXIMUM AMOUNT YOU CAN SELL PER DAY
                                                                       WITHOUT A MEDALLION SIGNATURE GUARANTEE.

PLEASE NOTE:

- Refer to "Determining the Price for Your Transaction" on page 24 for information regarding how the Fund share price for your redemption is determined.

- We normally send the proceeds of your redemption to you the next business day except, as noted, in the case of shares purchased by mail or through an automatic investment plan. However, if we believe the sale may adversely affect the operation of the Fund, we may take up to seven (7) days to send your proceeds.

-    We may charge a $10 fee to process payment by wire.

- If the value of your account falls below $1,000 for any reason, including a market decline, Ariel reserves the right to close your account and send you the proceeds within thirty (30) days written notice, unless a balance of $1,000 or more is restored within the 30 day period. Ariel will redeem your shares at the NAV calculated on the day your account is closed.

- Broker-dealers may charge a transaction fee on the sale or purchase of Fund shares.

- We reserve the right to pay redemptions in the Ariel Mutual Funds in kind (marketable portfolio securities).

- We cannot send you the proceeds from a redemption of shares that were purchased by mail or through an automatic investment plan (ACH) until the earlier of fifteen (15) days after your purchase check was invested or the date that we can verify your purchase check has cleared.

MEDALLION SIGNATURE GUARANTEE

In some cases, you will have to make your redemption request in writing, and will have to obtain a medallion signature guarantee. A medallion signature guarantee is designed to protect you and Ariel from fraudulent activities. Ariel requires a medallion signature guarantee in the following situations:

- you request a change to your current account registration, such as changing your name or transfer on death (TOD) beneficiary or adding or removing a joint owner

-    you want to add or modify your banking information

-    you want to sell shares and

          - you want the check mailed to an address other than the address on the account registration
          - you want the check mailed and the address of record was changed within the past sixty (60) days
          - you want the check made payable to someone other than the account owner
          - you instruct Ariel to wire the proceeds to a bank or brokerage account, but the telephone redemption by wire plan is not activated on the account
          - you instruct Ariel to wire the proceeds to a bank or brokerage account other than the account listed on your current account record

-    you want to sell more than $50,000 in shares

Medallion signature guarantees can be obtained from a commercial bank, trust company, savings and loan association, broker-dealer, credit union (if authorized under state law), or securities exchange or association. Please call us at 1-800-292-7435 for additional details. A NOTARY PUBLIC CANNOT PROVIDE A MEDALLION SIGNATURE GUARANTEE.

SHAREHOLDER SERVICES

CONFIRMING YOUR TRANSACTIONS

We will send you a written confirmation of every purchase and sale, excluding automatic purchases and sales. Please review the confirmation for accuracy.

SECURING YOUR TELEPHONE ORDERS

Ariel will take all reasonable precautions to ensure that your telephone transactions are authentic. Such procedures include a request for personal identification (account or Social Security number) and tape-recording of your instructions. We cannot, however, be held liable for executing instructions we reasonably believe to be genuine. All shareholders, with the exception of fiduciary accounts, automatically receive telephone privileges to exchange, purchase or sell shares. Fiduciary account holders receive telephone privileges to purchase and exchange only. If you do not want the flexibility of telephone, decline those services on your account application or call 1-800-292-7435. Please note that corporations, partnerships, charitable organizations and investment clubs must conduct all transactions via mail.

EXCHANGING SHARES

You may exchange the shares of Ariel Focus Fund you own for shares of another Ariel Mutual Fund, so long as you meet the investment minimum required for that Fund.

You also may exchange the shares of Ariel Focus Fund you own for shares of SSgA Money Market Fund. You should read the prospectus for any new Fund in which you invest. You can obtain a prospectus for any of the above-referenced funds by calling 1-800-292-7435 or by visiting our award-winning web site at arielmutualfunds.com.

PLEASE NOTE:

- To exchange shares from one Ariel account to another Ariel account or to exchange shares to the SSgA Money Market Fund, call 1-800-292-7435.

- Each exchange represents both a sale and a purchase of fund shares. Therefore, you may incur a gain or loss for income tax purposes on any exchange.

- Refer to "Determining the Price for Your Transaction" on page 24 for information regarding how the Fund share prices for your exchange are determined.

- Shares purchased through exchange must be registered in the current account name with the same Social Security or taxpayer identification number.

- If you are authorized for telephone transactions and you provide the proper information to an agent of your choice, your agent can also make telephone exchanges on your behalf.

-    There must be at least 24 hours between exchanges.

MARKET TIMING

ARIEL MUTUAL FUNDS DO NOT KNOWINGLY PERMIT MARKET TIMING.

- The Funds' Board of Trustees has adopted market timing policies and procedures. It is the policy of the Funds to discourage and take reasonable steps to prevent or minimize, to the extent practical, rapid purchases and redemptions of shares of the Funds.

- Ariel reserves the right to temporarily or permanently terminate the privilege of any investor to execute transactions in our Funds if such investor appears to be market timing. Excessive trading interferes with a fund's ability to implement long-term investment strategies; increases a fund's portfolio turnover ratio; increases a fund's portfolio transaction expenses; may increase taxable distributions and decrease tax-efficiency; and may decrease investment performance for the fund's long-term shareholders.

- Ariel uses several methods to reduce the risk of market timing. These methods include: (i) limiting annual exchange activity per fund account (see further information in Exchange Plan Restrictions below); (ii) working with the Funds' transfer agent to monitor investor accounts, including, but not limited to, holding periods and transaction amounts; and (iii) reviewing trading activity to identify transactions that may be contrary to the Funds' market timing policy.

- We often receive orders through financial intermediaries who trade with us through omnibus accounts (i.e., a single account in which the transactions of individual shareholders are combined). Ariel relies on such intermediaries to have reasonable procedures in place to detect and prevent market timing of Ariel Mutual Fund shares. Since such intermediaries execute or administer transactions for many fund families, it may be impractical for them to enforce a particular fund's market timing or exchange policy.

EXCHANGE PLAN RESTRICTIONS

- You will be permitted to make up to four (4) round trip exchanges per calendar year (a round trip is an exchange out of one Fund into another Fund, and then back again).

- Ariel may temporarily or permanently terminate the exchange privilege of any person or group, if Ariel believes that the purchase will be harmful to existing shareholders or inconsistent with our market timing policies and procedures.

- Ariel may terminate or modify exchange privileges at any time, but will attempt to give sixty (60) days prior notice or as much prior notice as is reasonably possible.

PLEASE NOTE:

- If your account is subject to back-up withholding, you may not use the exchange plan.

CALCULATING THE FUND'S SHARE PRICE

We calculate the price of Ariel Focus Fund shares at net asset value (NAV) as of close of trading on the New York Stock Exchange (NYSE) (normally 3:00 pm Central
Time) every day the Exchange is OPEN FOR BUSINESS*. The NAV is computed by subtracting the Fund's liabilities from its total assets and dividing the result by the number of shares outstanding.

Equity securities held in the Fund's portfolios are generally valued at their market prices. Bonds are generally valued on the basis of quotations provided by pricing services or dealers. In cases when quotations for a particular security are not readily available, we calculate a fair value of the security under procedures established by the Board of Trustees.

For example, the Fund may calculate a fair value for a security if the principal market in which a portfolio security is traded closes early or if trading in a security was halted before the Fund calculates its net asset value. A security's fair value will result in a value that may be significantly different than its opening price the next day. Further, the use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using last reported prices.

DETERMINING THE PRICE FOR YOUR TRANSACTION

If we receive your request to purchase, sell or exchange Fund shares on or before New York Stock Exchange (NYSE) Closing Time (normally 3:00 pm Central
Time), you will receive that day's closing price. If we receive your request after NYSE Closing Time, we will process your request at the NAV next calculated on the following business day.

In cases where we require additional documentation to complete your request to purchase, sell or exchange Fund shares, you will receive the Fund price as of the time all information is received.

If you are purchasing, selling or exchanging Fund shares through a broker-dealer, third-party distributor or other financial institution, your NAV is dependent upon when your financial intermediary receives your request and sends it to Ariel Mutual Funds. To receive the closing price for the day you place your order, your broker-dealer, third-party distributor or other financial institution must receive your order on or before NYSE Closing Time and promptly transmit the order to Ariel Mutual Funds. We rely on your financial intermediary to have procedures in place to assure our pricing policy is followed.

* The Exchange is normally open for business every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Ariel may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends and holidays), when trading is restricted or as permitted by the SEC.

DISTRIBUTIONS

Net realized capital gains are distributed to all shareholders at least annually. Net investment income for Ariel Focus Fund will be declared and distributed once per year. You may receive your Fund dividends and/or capital gains distributions in several ways:

- REINVESTMENT. Unless otherwise instructed, we reinvest your fund dividends and capital gains distributions in additional shares. The share price is computed as of the ex-dividend date.

- INCOME ONLY. Ariel will automatically reinvest your capital gains distributions, but you may receive a check for income dividends. If you prefer, Ariel will send your dividend proceeds directly to your bank or financial institution via ACH transfer. You must establish this feature at least ten (10) days prior to the distribution.

- CASH. You may receive all dividends or capital gains distributions totaling more than $10 in cash. To do so, you must notify Ariel Mutual Funds in writing ten (10) days prior to the payment date. Please refer to the mailing address on page 18.

PLEASE NOTE:

- Ariel will automatically reinvest distributions for IRA shareholders. A cash payment of a distribution is considered a withdrawal of IRA earnings, and is subject to taxes and potential income penalties for those under age 59 1/2. Once you reach 59 1/2, you are eligible to withdraw the earnings from your IRA and may request cash payments of the distributions.

- For those not reinvesting their dividends, Ariel will normally begin mailing distribution checks within five (5) business days following the payable date.

TAXES

The tax status of your distributions from the Fund does not depend on whether you reinvest them or take them in cash, nor does it depend on how long you have owned your shares. Rather, income dividends and short-term capital gains distributions are taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains and different tax rates apply for these distributions. Every January, Ariel will send you and the IRS a statement called Form 1099-DIV; this form will show the amount of each taxable distribution you received from the previous year. If the total distributions you received for the year are less than $10, you may not receive a Form 1099-DIV. If you sell shares you have held for a year or longer, any gain or loss is treated as a capital gain or loss. If you sell shares within one year of purchase, any gains are treated as ordinary income and losses are subject to special rules.

! Tax laws are subject to change. We recommend consulting your tax advisor about your particular tax situation under the current laws.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that Ariel Mutual Funds used to determine how to vote proxies relating to portfolio securities, and information on how the Funds voted those proxies during the most recent 12-month period ended June 30, are available upon request, by calling us at 1-800-292-7435. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

Ariel Mutual Funds publicly disclose all portfolio holdings (and related analytical information) as of the most recent month-end on the Funds' web site, generally within 5 days of month-end. A complete description of the policies and procedures regarding the Funds' disclosure of portfolio holdings may be found in the Funds' Statement of Additional Information. The Funds' complete portfolio holdings as of the most recent month-end and a copy of the complete Portfolio Holdings Policies and Procedures are available on our web site at arielmutualfunds.com.

SUMMARY OF BUSINESS CONTINUITY PLAN

We are committed to ensuring seamless service and uninterrupted business coverage for all shareholders in the event of an unexpected business disruption. Ariel Mutual Funds, the Adviser and the Distributor have adopted, and regularly review, a shared Business Continuity Plan designed to recover their critical business functions in the event of a severe business disruption.

All shareholder data and records are housed and maintained by the Funds' transfer agent, BFDS, in Kansas City, Missouri. Additionally, all fund transactions (including purchases, redemptions and exchanges) are made exclusively through BFDS.

In the event of any disruptive occurrence that would adversely affect BFDS' primary facilities, BFDS has developed a comprehensive business continuity plan that is designed to ensure that BFDS can continue to carry out its obligations on behalf of the Ariel Mutual Funds and their shareholders.

PRIVACY NOTICE

We collect information about you from your account application and other forms that you deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing your account statement and other information about our products and services to you. We require these outside firms, organizations or individuals to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed or required by the law.

We will only share information about you with those employees who will be working with us to provide our products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

ADDITIONAL INFORMATION

Additional information about the Ariel Mutual Funds is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You can also find more detailed information about the Ariel Mutual Funds in the current Statement of Additional Information, dated February 1, 2005, as updated June 30, 2005, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, or any of the annual or semi-annual reports, or if you would like to request other information about the funds or make a shareholder inquiry, contact us at:

ARIEL MUTUAL FUNDS
P.O. BOX 219121
KANSAS CITY, MISSOURI
64121-9121
800-292-7435
arielmutualfunds.com

You can find reports and other information about the Funds on the SEC web site (www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090 or send an e-mail to publicinfo@sec.gov.

Ariel Mutual Funds
AFF Pro. 7.12.2005
Investment Company Act File No. 811-4786